MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JULY 21, 2015

TO THE

PROSPECTUS DATED MAY 1, 2015

PIONEER FUND PORTFOLIO

Effective immediately, the following changes are made to the prospectus of the Pioneer Fund Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. John A. Carey, Lead Portfolio Manager and Executive Vice President of Pioneer, Jeff Kripke, Portfolio Manager and Senior Vice President of Pioneer, and Walter Hunnewell, Jr., Associate Portfolio Manager and Vice President of Pioneer, have managed the Portfolio since 2003, 2015 and 2003, respectively. Effective October 1, 2015, Mr. Kripke will become lead portfolio manager of the Portfolio. Messrs. Carey and Hunnewell will remain as portfolio managers.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

Day-to-day management of the Portfolio is the responsibility of John A. Carey, lead portfolio manager, Jeff Kripke, portfolio manager, and Walter Hunnewell, Jr., associate portfolio manager. Messrs. Carey, Kripke and Hunnewell are supported by Pioneer’s domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Messrs. Carey, Kripke and Hunnewell may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer’s affiliate, Pioneer Investment Management Limited. Mr. Carey is an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Kripke is a senior vice president of Pioneer. Prior to joining Pioneer in 2015, he was a Portfolio Manager and Co-CIO of the Disciplined Equity Group at Allianz Global Investors, and before that, Mr. Kripke was an Associate Partner and Portfolio Manager for thirteen years at Wellington Management Company. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Effective October 1, 2015, Mr. Kripke will become lead portfolio manager of the Portfolio. Messrs. Carey and Hunnewell will remain as portfolio managers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE